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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2005
                                                  -----------

                        ASSET BACKED FUNDING CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     333-121564             75-2533468
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(State or Other Jurisdiction of         (Commission          (I.R.S. Employer
        Incorporation)                  File Number)        Identification No.)

214 North Tryon Street, Charlotte, North Carolina                28255
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code  (704) 386-2400
                                                   ---------------


                                       N/A
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          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 9 - Financial Statements and Exhibits

Item 9.01   (c).     Exhibits

         (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

              4.1 Pooling and Servicing Agreement, dated as of April 1, 2005, by and among Asset Backed Funding Corporation, Wells Fargo Bank, N.A., as servicer, Wells Fargo Bank, N.A., as securities administrator and Deutsche Bank National Trust Company (including exhibits).



                            Signature page to follow

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ASSET BACKED FUNDING
                               CORPORATION

                               By: /s/ Kirk B. Meyers
                                   ---------------------------------
                               Name: Kirk B. Meyers
                               Title: Vice President



Date:  May 24, 2005


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                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX
                                                                  Paper (P) or
Exhibit No.    Exhibit Description                               Electronic (E)
-----------    -------------------                               --------------
   4.1         Pooling and Servicing Agreement, dated as of             E
               April 1, 2005, by and among Asset Backed
               Funding Corporation, Wells Fargo Bank, N.A., as servicer, Wells Fargo Bank, N.A., as securities administrator and Deutsche Bank
               National Trust Company (including exhibits).